Banc of America Funds Trust
             Supplement to the Prospectuses dated March 1, 2007


                  Banc of America Retirement 2005 Portfolio
                  Banc of America Retirement 2010 Portfolio
                  Banc of America Retirement 2015 Portfolio
                  Banc of America Retirement 2020 Portfolio
                  Banc of America Retirement 2025 Portfolio
                  Banc of America Retirement 2030 Portfolio
                  Banc of America Retirement 2035 Portfolio
                  Banc of America Retirement 2040 Portfolio

             (Each a "Portfolio" and together the "Portfolios.")


1. For each Portfolio, paragraph six of the section of the prospectus entitled "Buying, selling and transferring shares; Short-term trading activity and market timing" is replaced in its entirety with the following:

         Purchases, redemptions and exchanges made through automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit does not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

2. For each Portfolio, the sentence below is added to the end of the second paragraph within the section of the prospectus entitled "Other compensation - financial intermediary payments".

         As of January 1, 2008, the Board of Trustees has authorized the Portfolios to pay to an intermediary up to 0.15% of the average aggregate value of Portfolio shares in the intermediary's program on an annual basis for providing investor services.











         INT-47/137205-1107                                   November 14, 2007